Marshall International Stock Fund
Class I Shares

Table of Contents

------------------------------------------------------------------------


Risk/Return Profile....................................                 2
Fees and Expenses of the Fund..........................                 3
The Main Risks of Investing in the Fund................                 4
How to Buy Shares......................................                 6
How to Redeem Shares...................................                 8
Account and Share Information..........................                10
Marshall Funds, Inc. Information.......................                12
Financial Information..................................                16


An international equity mutual fund seeking to provide capital appreciation by investing primarily in a diversified portfolio of common stocks of companies outside of the United States.

Shares of the Marshall International Stock Fund, like shares of all mutual funds, are not bank deposits, federally insured or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Prospectus
August 26, 1999

   (Revised December 1, 1999)

Risk/Return Profile

Marshall International Stock Fund

Goal: The Fund's goal is to provide capital appreciation.

Strategy: The Fund invests in common stocks of companies located outside the United States. BPI Global Asset Management, LLP is the sub-adviser of the Fund.

BPI uses a "bottom-up" approach to international investing within overall portfolio management guidelines. The stock selection process begins with identifying companies of any size within industry groups that have historically been successful and have a competitive advantage as evidenced by above-average profit margins, high returns on equity, low leverage and adequate cash flow. The selection process seeks to identify quality companies with attractive returns on equity, shareholder-oriented management, and a strong capital structure. Stocks are selected and retained when they are attractively valued within their industry by using traditional valuation measures such as price-to-book and price-to-earnings ratios, resulting in an approach described as "quality companies at a reasonable price." The portfolio management team closely monitors the Fund's industry weightings and country weightings in relation to its performance benchmark.

Risks: The Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Foreign securities pose additional risks over U.S.-based securities. The Fund is also subject to sector risks. The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Annual Total Return (calendar years 1995-1998)*

The graphic presentation here displayed consists of a bar chart representing the annual total returns of Marshall International Stock Fund (Fund) as of the calendar year-end for each of four years.

The "y" axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 5.00% up to 20.00%.

The "x" axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 1998. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund which appears directly above each respective bar, for the calendar years 1995 through 1998, are: 11.55%, 19.65%, 10.86%, and 3.26%.

Total Return



Best quarter                (4Q98)                           16.30%
------------------------------------------------------------------
Worst quarter               (3Q98)                          (19.06%)

------------------------------------------------------------------
Most recent quarter         (3Q99)                            4.09%

------------------------------------------------------------------


Average Annual Total Return through 12/31/98**



                                                              Since 9/1/94

--------------------------------------------------------------------------
                                          1 Year                inception

--------------------------------------------------------------------------
Fund                                     3.26%                    8.65%

--------------------------------------------------------------------------
LIFI                                    12.66%                    8.41%
--------------------------------------------------------------------------
EAFE Index                              18.23%                    6.09%
--------------------------------------------------------------------------


*The bar chart and total return information is for the Fund's Class Y Shares which are not offered in this prospectus. The Fund's Class I Shares would have had similar annual returns to those shown because the Shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Classes do not have the same expenses.

**The table shows the Fund's average annual total returns for the Class Y Shares over a period of time. In addition, the performance of the Fund's Class YShares is compared to the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE), which is an index of international stocks, and the Lipper International Funds Index (LIFI), which is an index of funds with similar investment objectives.

As with all mutual funds, past performance does not necessarily predict future performance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.



Shareholder Fees (fees paid directly                              None
 from your investment)

-------------------------------------------------------------------------
Annual Fund Operating Expenses (Before
 Waivers)(1)

-------------------------------------------------------------------------
(expenses deducted and expressed as a
 percentage of the Fund's net assets)

-------------------------------------------------------------------------
Management Fee                                                      1.00%

-------------------------------------------------------------------------
Distribution (12b-1) Fee                                            None

-------------------------------------------------------------------------
Shareholder Servicing Fee                                           None

-------------------------------------------------------------------------
Other Expenses                                                      0.24%

-------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                1.24%

=========================================================================

(1) The Adviser expects to voluntarily waive a portion of the advisory fee. This amount is shown below along with the net expenses the Fund expects to actually pay for the fiscal year ending August 31, 2000. The adviser may terminate this voluntary waiver at any time.

Total Waivers of Fund Expenses                                   0.03%
Total Actual Annual Fund Operating Expenses (after waivers)      1.21%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, receives custodial and administrative fees for the services it provides to shareholders. For more complete descriptions of the various costs and expenses, see "Marshall Funds, Inc. Information." Wire-transferred redemptions may be subject to an additional fee.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class I Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Class I Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class I Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       Class I Shares

-----------------------------------------------------
1 Year                                         $  126
3 Years                                        $  393
5 Years                                        $  681
10 Years                                       $1,500

The Main Risks of Investing in the Fund

Stock Market Risks. The Fund is subject to fluctuation in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risk, it offers the potential for greater reward.

      Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies.

Foreign Securities Risks. Foreign securities pose additional risks over U.S.- based securities for a number of reasons. Because the Fund invests primarily in foreign securities, you should expect that these factors may adversely affect the value of an investment in the Fund. Foreign economic, governmental and political systems may be less favorable than those of the United States. Foreign governments may exercise greater control over their economies, industries and citizens' rights. Specific risk factors related to foreign securities include: inflation, taxation policies, currency exchange rates and regulations and accounting standards. The Fund may incur costs and expenses when making foreign investments that are higher than when making domestic investments, which will affect the Fund's total return.

      Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign securities change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. Therefore the Fund may be exposed to currency risks over an extended period of time.

Euro Risks. The Fund makes significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

      With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals.

SectorRisks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Portfolio Turnover. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities will be sold without regard to the length of time they have been held when the Fund's Adviser or Sub-adviser believes it is appropriate to do so in light of the Fund's investment goal. A higher portfolio turnover rate involves greater transaction expenses that must be borne directly by the Fund (and thus, indirectly by its shareholders), and affect Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them.

Temporary Defensive Investments. The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

How to Buy Shares

What  Do Shares Cost? You can buy Class I Shares of the Fund at net asset value
      (NAV), without a sales charge, on any day the New York Stock Exchange
      (NYSE) is open for business. When the Fund receives your transaction request in proper form, it is processed at the next determined NAV. NAV is determined for the Fund at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. In calculating NAV, the Fund's portfolio is valued using market prices.

      Securities held by the Fund may trade on foreign exchanges on days (such as weekends) when the Fund does not calculate NAV. As a result, the NAV of the Fund's shares may change on days when you cannot purchase or sell the Fund's shares.

      To open an account with the Fund, your first investment must be at least $1 million. The minimum investment amount to add to your existing account is $100,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. In special circumstances, these minimums may be waived or lowered at the Fund's discretion.

How Do I Purchase Shares? You may purchase shares directly from the Fund by completing and mailing the Account Application and sending your payment to the Fund by check or wire.

      You may also purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund's prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

      Your purchase order must be received by the Fund by 3:00 p.m. (Central
      Time) to get that day's NAV. The Fund reserves the right to reject any purchase request. However, you are not the owner of Fund shares (and therefore will not receive dividends) until payment for the shares is received.

      In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale. In addition, you must have a Social Security or tax identification number.

Fund Purchase Easy Reference Table

Phone

 . Once you have opened an account and if you authorize telephone privileges in your Account Application or by subsequently completing an authorization form, you may purchase additional shares by calling MFIS at 1-800-236-FUND (3863). Mail

 . To open an account, send your completed Account Application and check payable to "Marshall Funds" to the following address:

          Marshall Funds Investor Services
          P.O. Box 1348
          Milwaukee, WI 53201-1348

 .  To add your existing Fund account, send in your check, payable to "Marshall

Funds," to the same address. Indicate your Fund account number on the check.

Wire

 . Notify MFIS at 1-800-236-FUND (3863) by 3:00 p.m. (Central Time). . Then wire the money to:

          M&I Marshall & Ilsley Bank
          ABA Number 075000051

 .  Credit to: Marshall Funds, Deposit Account, Account Number 27480;

 . Further credit to: Class I Shares International Stock Fund Re: [Shareholder name and Account number].

 . If a new account, fax application to: Marshall Funds Investor Services at 1-414-287-8511.

 . Mail a completed Account Application to the Fund at the address above under "Purchases by Mail."

 . Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve Wire System are open for business.
How to Redeem Shares

How to Redeem Shares

How Do I Redeem Shares? You may redeem your Fund shares by Telephone and by Wire/Electronic Transfer. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MFIS.

  Redemption requests for the Fund must be received by 3:00 p.m. (Central Time) in order for shares to be redeemed at that day's NAV. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Fund Redemption Easy Reference Table

Phone

 . If you have authorized the telephone redemption privilege in your Account Application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

 . Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your Account Application or subsequent form.

 . Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

 . Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However,

      payment may be delayed up to seven days:

      . to allow your purchase payment to clear;

      . during periods of market volatility; or

      . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organization.

Account and Share Information

Confirmations and Account Statements. You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Dividends and Capital Gains. The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

      In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

      If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which will affect performance.

Year 2000 Readiness

      The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

      While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund Share transactions or Fund communications.

      The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

      Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. However, it may be difficult to determine the Year 2000 readiness of foreign service providers or foreign securities issuers. This is especially true of entities or issuers in emerging markets.

      The financial impact of these issues for the Fund is still being determined. While there can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund, the Board of Directors and the Corporation's officers receive status reports from the Fund's service providers to ensure that appropriate steps are being taken to address these issues.

Tax Information

Federal Income Tax. The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

      Fund distributions are expected to be primarily capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Fund. The
      Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 1000 North Water Street, Milwaukee, Wisconsin, 53202. The Adviser has entered into a subadvisory contract with BPI Global Asset Management LLP (BPI or Sub-adviser) to manage the Fund, subject to oversight by the Adviser.

Adviser's Background. M&I Investment Management Corp. is a registered investment adviser and a wholly owned subsidiary of Marshall & Ilsley Corp., a registered bank holding company headquartered in Milwaukee, Wisconsin. As of June 30, 1999, the Adviser had approximately $10.5 billion in assets under management and has managed investments for individuals and institutions since 1973. The Adviser has managed the Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Adviser's Background. BPI Global Asset Management LLP is a registered investment adviser and provides management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located in both Canada and the United States. As of June 30, 1999, BPI had approxi-mately $1.9 billion of total assets under management. The Sub-adviser's address is Tower Place at the Summit, 1900 Summit Tower Boulevard, Suite 450, Orlando, Florida 32810.

Portfolio Manager. The Fund is managed by Dan Jaworski, founder, Managing
      Director and Chief Investment officer of the Sub-adviser. Prior to founding BPI in March 1997, Mr. Jaworski was a portfolio manager at Lazard Freres & Co. LLC, from June 1993 to December 1994, and from January 1995 to March 1997 was a portfolio manager at STI Capital Management. Mr. Jaworski received a B.A. in Economics and Computer Science from Concordia College and received his M.B.A. in Finance from the University of Minnesota.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

      The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in its sole discretion.



Affiliate Services and Fees. Marshall & Ilsley Trust Company (M&I Trust), an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, sub-transfer agent and (effective 1/1/2000) administrator directly and through its division, Marshall Funds Investor Services.

      Effective 1/1/2000, M&I Trust will be administrator of the Marshall Funds. Federated Services Company will be sub-administrator. As administrator, M&I Trust will be entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate Fund's average daily net assets (ADNA) as follows:





Maximum Fee                        Fund's ADNA

-----------------------------------------------------------

              0.15%  on the first $250 million

-----------------------------------------------------------
              0.125%  on the next $250 million

-----------------------------------------------------------
              0.100%  on the next $250 million

-----------------------------------------------------------
              0.075%  on assets over $750 million

-----------------------------------------------------------




      All fees of the sub-administrator will be paid by M&I Trust. The overall administrative fee as stated in the SAI, is not expected to change.

      M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

     Supplemental Performance Information of the Sub-Adviser to the Marshall International Stock Fund

     BPI Global Asset Management LLP (BPI) has served as sub-adviser for the Marshall International Stock Fund ("the Fund") since March 29, 1999. Since the Fund's inception on September 2, 1994 through March 29, 1999, the Fund was sub-advised by another firm. Daniel R. Jaworski, BPI's Managing Director, currently serves as the portfolio manager for the Fund. Supplemental information is presented below to summarize BPI's and Mr. Jaworski's historical performance results for various entities other than the Marshall International Stock Fund. Historical performance of these other accounts is not a substitute for and is not indicative of future results of the Fund.

     Mr. Jaworski was employed at STI Capital Management and managed the SunTrust Commingled Fund (a commingled investment fund with similar investment objectives, policies, strategies and risks to the Marshall International Stock Fund) for the period from February 1, 1995 to November 30, 1995. The following table summarizes the returns of the SunTrust Commingled Fund for the entire period during which Mr. Jaworski managed the fund, as compared to the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE).





                          Gross                      Net                       MSCI-EAFE

------------------------------------------------------------------------------------------------
                         of Fees                   of Fees                    Performance

------------------------------------------------------------------------------------------------
1Q1995 (1)                 6.70%                      6.46%                        5.93%
------------------------------------------------------------------------------------------------
2Q1995                    12.18                      11.79                         0.73
------------------------------------------------------------------------------------------------
3Q1995                    11.94                      11.55                         4.17
------------------------------------------------------------------------------------------------
4Q1995 (2)                 4.57                       4.20                         4.05
------------------------------------------------------------------------------------------------




(1) Not a full quarter -- excludes performance from 1/1/1995 to 1/31/1995. (2) Not a full quarter -- excludes performance from 12/1/1995 to 12/31/1995.

The conmingled fund was not a mutual fund registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain diversificationa nd investment restrictions imposed by the 1940 Act. If the conmingled fund had been registered under the 1940 Act, the performance may have been adversely affected.

         Mr. Jaworski was subsequently promoted to Director of International Portfolio Management & Research and Senior Portfolio Manager for the STI Classic International Equity Fund (a mutual fund with investment objectives, policies, strategies and risks similar to those of the Marshall International Stock Fund) from December 1, 1995 to March 31, 1997. The following table summarizes the returns of the STI Classic International Equity Fund for the entire period during which Mr. Jaworski managed the fund, as compared to the MSCI-EAFE Index:





                          Gross                    Net                      MSCI-EAFE

---------------------------------------------------------------------------------------------
                         of Fees                 of Fees                   Performance

---------------------------------------------------------------------------------------------
12/1/95 -                4.02%                    3.50%                       4.03%
12/31/95

---------------------------------------------------------------------------------------------
1Q1996                   5.09                     4.72                        2.89
---------------------------------------------------------------------------------------------
2Q1996                   5.89                     5.52                        1.58
---------------------------------------------------------------------------------------------
3Q1996                   1.57                     1.21                       -0.13
---------------------------------------------------------------------------------------------
4Q1996                   9.54                     9.16                        1.59
---------------------------------------------------------------------------------------------
Annual 1996             23.82                    22.08                        6.05
---------------------------------------------------------------------------------------------
1Q1997                   4.43                     4.06                       -1.57
---------------------------------------------------------------------------------------------




The average annual total return for the STI Classic International Fund for the one-year period from 4/1/96 to 3/31/97 was 21.31% as compared to 1.44% for the MSCI-EAFE for the same period. In addition, the fund's average annual total return from its inception on 12/1/95 to 3/31/97 was 32.00% compared to 6.39% for the MSCI-EAFE for the same period.

         Mr. Jaworski left STI Capital Management, along with several other investment team members, to create BPI and serve as its Managing Director and Chief Investment Officer. The following table sets forth BPI's composite performance information relating to the performance of institutional private accounts managed by BPI, during the periods indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the Marshall International Stock Fund. The performance information is provided to illustrate BPI's historical performance in managing similar accounts as measured against the MSCI-EAFE Index.





                          Gross                    Net                      MSCI-EAFE

---------------------------------------------------------------------------------------------
                         of Fees                 of Fees                   Performance

-------------------------------------------------------------------------------------
1Q1997                      N/A                     N/A                         N/A

-------------------------------------------------------------------------------------
2Q1997                      16.96%                 16.73%                      12.98%
------------------------------------------------------------------------------------
3Q1997                       8.67                   8.54                       -0.70
------------------------------------------------------------------------------------
4Q1997                      -3.36                  -3.48                       -7.83

------------------------------------------------------------------------------------
Annual 1997(1)              22.83                  22.29                        3.40
------------------------------------------------------------------------------------
1Q1998                      18.20                  18.06                       14.71
------------------------------------------------------------------------------------
2Q1998                       4.14                   4.01                        1.06
------------------------------------------------------------------------------------
3Q1998                     -12.38                 -12.56                      -14.21

------------------------------------------------------------------------------------
4Q1998                      14.84                  14.62                       20.66
------------------------------------------------------------------------------------
Annual 1998                 23.86                  23.06                       20.00
------------------------------------------------------------------------------------
1Q1999                       0.35                   0.15                        1.39
------------------------------------------------------------------------------------
2Q1999                       6.01                   5.75                        2.54
------------------------------------------------------------------------------------
3Q1999                       4.43                   4.16                        4.39
------------------------------------------------------------------------------------




(1) Not a full year -- excludes performance from 1/1/1997 to 3/31/1997.

BPI represents that the composite performance information shown above has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"). AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers (such as BPI). These AIMR performance presentation standards are intended to (1) promote full and fair presentations by investment advisers of their performance results, and (2) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

The returns in each of the above tables are calculated on a total return basis and include all dividends and interest, accrued income and all realized and unrealized gains and losses. The "Net of Fees" figures reflect the deduction of advisory and other fees paid by the accounts -- "Gross of Fees" does not include these fees, but does include certain trading costs and embedded fees (e.g., "wrap fees") that cannot be unbundled and have been deducted. The investment results of BPI have been audited up to March 31, 1999. Information from that date to May 1, 1999 has not been verified by the Marshall Funds or Federated Securities Corp. and is unaudited.

The BPI performance composite includes all actual, fee-paying, discretionary institutional accounts managed by BPI that have investment objectives, policies, strategies, and risks similar to those of the Marshall International Stock Fund. Mr. Jaworski is the portfolio manager of each account included in the composite. However, the Sun Trust Commingled Fund and BPI institutional accounts included in BPI's composite differ from the Marshall International Stock Fund, in that they are not subject to:

 . the same types of expenses as the Marshall International Stock Fund;

 . the investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940; and

 . the requirements of Subchapter M of the Internal Revenue Code.

As a result, the performance results for the SunTrust Commingled Fund and BPI institutional accounts could have been adversely affected if they had been regulated as investment companies under the restrictions outlined above. In addition, the performance figures are for a short period of time and should not be indicative of long-term results.

Although the STI Classic International Equity Fund has objectives, policies, strategies, and risks similar to those of the Marshall International Stock Fund, it is a separate fund and its performance is not indicative of the potential performance of the Marshall International Stock Fund.

The MSCI-EAFE Index is a capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The MSCI-EAFE is unmanaged. Investments may not be made in an index. The Fund's Statement of Additional Information contains further information on calculation of average annual total returns.

Financial Information

      The Fund has a fiscal year end of August 31. As this is the first fiscal year for the Fund's Class I Shares, financial information is not yet available.

A Statement of Additional Information (SAI) dated August 26, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders as they become available. The annual report dis-cusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge, call your investment professional or the Fund at 1-800-236-FUND (3863).



You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov. or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, WI 53201-1348

800-236-FUND (3863)




                                                      Federated Securities Corp.
                                                                     Distributor

                                                                 Cusip 572353712
                                                               G00714-05 (12/99)

                                        Investment Company Act File No. 811-7047